                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2002

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-28217                                          59-3218138
(Commission File Number)                      (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)

                              ITEM 5. OTHER EVENTS

On March 26, 2002, AirNet Communications Corporation reported financial results for the quarter and year ended December 31, 2001.

A press release dated March 26, 2002 announcing these matters is attached hereto as Exhibit 99.1.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:

Exhibit
Number           Exhibit Title
-------          -------------

 99.1            Press Release dated March 26, 2002.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AirNet Communications Corporation



                                       By: /s/ Glenn A. Ehley
                                           -------------------------------------
                                               Glenn A. Ehley
                                               President and Chief Executive
                                               Officer

Date: March 28, 2002

                                  EXHIBIT INDEX

Exhibit
Number           Exhibit Title
-------          -------------

 99.1            Press Release dated March 26, 2002.